Exhibit 99.1

springbig, the Largest Loyalty and Marketing Automation Platform to Serve the Cannabis Industry, to List on Nasdaq Through Merger with Tuatara Capital Acquisition Corp.

•	springbig’s software platform provides unparalleled customer loyalty and engagement products to leading cannabis retailers and brands across North America

•	High growth B2B SaaS business model driven by highly differentiated customer experience offerings, with multiple platform expansion opportunities to add to impressive organic growth trajectory

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The merger accelerates springbig’s vision to serve cannabis brands by consolidating a highly fragmented cannabis technology ecosystem across loyalty, data analytics, advertising, and other areas influencing consumer experience and marketing effectiveness

•	Estimated post-transaction equity value of the combined company is approximately $500 million, with approximately $200 million cash on hand after closing

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Transaction includes $13 million fully committed Class A common stock PIPE anchored by Tuatara Capital and existing investors, including TVC Capital, Key Investment Partners, and springbig’s Founder and CEO Jeffrey Harris

•	springbig’s existing stockholders are contributing 100% of their equity into the combined company

NEW YORK, November 9, 2021 – Tuatara Capital Acquisition Corporation (NASDAQ: TCAC) (“TCAC”), a publicly-traded special purpose acquisition company, announced today that it has entered into a definitive agreement for a business combination that would result in springbig (the “Company”), the leading provider of marketing solutions, consumer mobile app experiences, and omnichannel loyalty programs in the cannabis industry, becoming a publicly listed company.

Upon closing of the transaction, the combined company is expected to remain listed on the Nasdaq Stock Market under the symbol “SBIG”. The transaction is expected to close in the first quarter of fiscal 2022. More information on the proposed business combination can be found at tuataraspac.com and springbig.com.

Al Foreman, Chief Executive Officer of TCAC, said, “In the rapidly evolving cannabis industry, with numerous regulations and restrictions, springbig has emerged as a market leader in direct-to-consumer marketing and engagement. springbig’s technology platform drives loyalty and customer engagement, and in this regulated environment, a high level of engagement is crucial for cannabis retailers and brands to reach their customers in an increasingly competitive market. The extremely talented and experienced team at springbig has harnessed the technologies necessary to address this market opportunity, and they are well-positioned for long-term, sustainable growth as new states progress legalization frameworks and with the potential for Federal cannabis policy reform on the horizon.”

Jeffrey Harris, Founder and Chief Executive Officer of springbig, said, “The key to our success has been empowering our clients by connecting them with their customers and engaging directly as they scale their businesses. Clients can use our SaaS platform to drive increased customer spend, build brand loyalty, and increase their potential reach. We pride ourselves on providing marketing-leading technology solutions and an exceptional level of service to springbig clients. This leads to excellent client retention, providing a robust base for strong future growth. As the cannabis industry continues to grow, this strong foundation will enable us to leverage our data and technology to consolidate across multiple market verticals including data analytics, increased marketing automations, and advertising solutions.”

“We are thrilled to partner with TCAC and look forward to continuing to build our platform and broaden our offerings to take advantage of the significant growth potential at home and in the international cannabis markets,” Mr. Harris added.

Company Highlights

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Founded in 2017, springbig is the largest loyalty and marketing platform in the cannabis industry and is the provider of choice for many leading cannabis retailers and brands across North America. The company offers a comprehensive suite of category-leading solutions that clients can use to help increase customer retention, build customer loyalty, and promote brand awareness through services such as digital communications, text and email messaging, and industry-leading reporting and analytics.

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springbig serves over 1,000 clients across the United States and Canada, compromising more than 2,300 retail locations, and has over 41 million consumers enrolled in its proven B2B2C platform, through which more than 90 million transactions have been processed in the past twelve months with attributable gross merchandise value (“GMV”) of over $7 billion.

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The U.S. cannabis market is expected to double over the next five years to over $40 billion in revenue. In a highly regulated environment, retailers and brands need to reach customers and build customer loyalty in a competitive, promotion-driven market where traditional advertising channel restrictions dramatically hinder their ability to market their products. springbig’s suite of products addresses these critical challenges, enhancing customer acquisition, retention, and spend, improving foot traffic into retail locations, and providing data-driven actionable marketing analysis.

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springbig’s platform unlocks a data-rich environment for cannabis retailers and brands. springbig provides a suite of products, including its loyalty platform and digital loyalty card, which allows retailers and brands to intelligently and automatically manage, incentivize, and segment their customers.

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springbig has grown revenue at a CAGR of 105% since 2019 and is on track to deliver $24 million in revenue for 2021 via its B2B SaaS model. High growth is expected to be sustainable in the medium-term and is likely to accelerate as springbig expects to capitalize on the steady growth in cannabis retailers as new recreational markets emerge across the U.S., in addition to capturing larger marketing spends from cannabis brands as they work to obtain direct access to consumers through high engagement, omnichannel solutions.

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Industry-leading platform integrations form a best-in-class business primed for consolidation in a highly fragmented cannabis technology ecosystem. springbig possesses a wealth of data assets driving proprietary insights and has a robust pipeline of multiple potentially actionable M&A targets across various verticals. The Company continues to engage in discussions and diligence to identify value-creating opportunities.

Transaction Overview

The estimated post-transaction equity value of the combined company is approximately $500 million, assuming $10 per share price and no redemptions by TCAC stockholders. Additionally, a $13 million PIPE investment has commitments from Tuatara Capital and existing investors, including TVC Capital, Key Investment Partners, and springbig’s Founder and CEO Jeffrey Harris.

The transaction, which has been unanimously approved by the Boards of Directors of TCAC and springbig, is subject to approval by TCAC stockholders and other customary closing conditions. Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in Form S-4 to be filed by TCAC with the Securities and Exchange Commission.

Jeffrey Harris, springbig’s Founder and current Chief Executive Officer, who brings extensive experience in technology and marketing services, will continue to lead the company following the closing of the transaction. Current Chief Financial Officer, Paul Sykes, who has significant experience in high-growth SaaS businesses in a public company environment, will also continue in his role.

Sergey Sherman, Managing Director at Tuatara Capital and Chief Financial Officer of TCAC, will join the Board of Directors of the merged company following the closing of the transaction, with remaining Board appointments expected to be announced in the near future.

Advisors

Cantor Fitzgerald & Co. is serving as exclusive capital markets advisor to TCAC, and Jefferies LLC is serving as exclusive financial advisor and exclusive capital markets advisor to springbig. Davis Polk & Wardwell LLP and Dentons US LLP are acting as legal counsel to TCAC, and Benesch, Friedlander, Coplan & Aronoff LLP is acting as legal counsel for springbig.

Investor Presentation

The Company has launched a presentation covering the strategic highlights of the proposed business combination. The presentation can be accessed at this link and will be available to view until the transaction is expected to close.

About springbig
springbig is a leading provider in customer loyalty and text message communications solutions for cannabis retailers and cannabis brands. Founded in 2017, springbig offers a single source of truth CRM that becomes the database of record for your in-store and online customers that captures key purchasing and behavioral data and seamlessly integrates with existing dispensary POS and eCommerce systems. The platform also develops custom cannabis loyalty software embedded with advanced marketing tools to retain customers and sends targeted automated and personalized SMS campaigns based on customer preferences and purchasing behavior. springbig is helping cannabis retailers and brands keep their clientele connected and engaged while allowing the store owners and major cannabis brands track their inevitable success and ROI in real-time.

About Tuatara Capital Acquisition Corporation
Tuatara Capital Acquisition Corporation was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. The Company intends to focus its search for businesses in the cannabis industry that are compliant with all applicable laws and regulations. For more information, please visit https://www.tuataraspac.com/.

Investor Relations Contact
Rob Kelly
MATTIO Communications
rob@mattio.com

Media Contact
Noah Bethke
MATTIO Communications
springbig@mattio.com

Additional Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to stockholders of TCAC for their consideration. TCAC intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to TCAC’s stockholders in connection with TCAC’s solicitation for proxies for the vote by TCAC’s stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to springbig’s stockholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, TCAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Before making any voting decision, TCAC's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and the TCAC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about TCAC, springbig and the proposed business combination. Stockholders will be able to obtain free copies of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by TCAC, without charge, at the SEC's website located at www.sec.gov or by directing a request to Tuatara Capital Acquisition Corporation, 655 Third Avenue, 8th Floor, New York 10017.

Participants in the Solicitation

TCAC, springbig and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TCAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TCAC’s stockholders in connection with the proposed business combination will be set forth in TCAC’s proxy statement / prospectus when it is filed with the SEC. You can find more information about TCAC’s directors and executive officers in TCAC’s final prospectus dated February 11, 2021 and filed with the SEC on February 16, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when they become available. Stockholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the cannabis industry and springbig market size, including with respect to the potential total addressable market in the industry; (ii) springbig’s growth prospects; (iii) springbig’s projected financial and operational performance, including relative to its competitors; (iv) new product and service offerings springbig may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; (vi) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of TCAC’s securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by TCAC’s stockholders; (viii) the effect of the announcement or pendency of the proposed business combination on TCAC’s or springbig's business relationships, performance, and business generally; (ix) the outcome of any legal proceedings that may be instituted against TCAC or springbig related to the definitive agreement or the proposed business combination; (x) the ability to maintain the listing of TCAC’s securities on the NASDAQ; (xi) the price of TCAC’s securities, including volatility resulting from changes in the competitive and highly regulated industry in which springbig plans to operate, variations in performance across competitors, changes in laws and regulations affecting springbig’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (xiii) other statements regarding springbig’s and TCAC’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of TCAC’s registration statement on Form S-1, any proxy statement/prospectus relating to the transaction, which is expected to be filed by TCAC with the SEC, other documents filed by TCAC from time to time with SEC, and any risk factors made available to you in connection with TCAC, springbig and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of springbig and TCAC), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

No Offer or Solicitation

This press release relates to a proposed business combination between TCAC and springbig and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.